EXHIBIT 99.1

Globaltech Engages MZ Group to Lead Strategic Investor Relations and Shareholder Communications Program

Program expected to support expanded investor outreach, shareholder communications, financial media engagement and the Company’s planned Nasdaq Capital Market uplisting process

RENO, Nev., July 9, 2026 - Globaltech Corporation (OTCQB: GLTK) (“Globaltech” or the “Company”), a publicly traded technology platform company building AI and data companies inside real operating infrastructure, today announced that it has engaged MZ Group (“MZ”) to lead a strategic investor relations and shareholder communications program.

MZ will work closely with Globaltech management to support the Company’s capital markets communications strategy, including investor messaging, shareholder communications, investor targeting, roadshow and conference coordination, financial media engagement and broader market awareness.

The engagement is intended to support Globaltech as it advances its technology platform strategy, expands its investor communications program and continues working through its planned Nasdaq Capital Market uplisting process. Any uplisting remains subject to the Company satisfying applicable listing requirements and approval by Nasdaq.

Globaltech combines revenue-generating operating businesses with AI and data technology platforms designed to be tested, validated and scaled inside real commercial environments. The Company currently controls entities which generated more than $10.45 million in revenue during the quarter ended March 31, 2026, have more than 460 employees worldwide, and are supported by approximately $103.7 million in infrastructure assets. Globaltech’s platform includes operating businesses across telecommunications and retail commerce, together with AI and data platforms under commercial launch across financial technology, enterprise software, e-commerce and sports technology.

Through its Center of Excellence, Globaltech seeks to identify, evaluate, integrate and scale technology platforms that can benefit from operating infrastructure, customer environments, commercialization support and public-company resources.

Current platform initiatives include Cadnz, an AI-ready digital lending platform for banks and financial institutions; Thrivo AI, an AI-powered ERP and e-commerce operating platform; and Baseball Blitz, a sports technology platform connecting leagues, players and communities through data and engagement tools.

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Dan Green, Chief Executive Officer of Globaltech, commented: “Globaltech is entering an important stage in its capital markets development. As we continue to advance our platform strategy and work through the Nasdaq listing process, we believe consistent, disciplined and transparent communication with the investment community is essential. MZ Group brings deep investor relations experience, capital markets relationships and a strong understanding of how to communicate multi-platform public-company growth stories. We look forward to working with MZ to help investors better understand Globaltech’s operating foundation, AI and data platform strategy, and long-term commercialization model.”

Frank R. Parrish III, President of Globaltech: “We believe that Globaltech has a differentiated public-market story that combines operating revenue, infrastructure and customer environments with a portfolio of AI and data technology platforms. The Company’s model is designed to reduce commercialization risk by developing and validating technology inside real operating businesses before pursuing broader scale. We look forward to working with MZ Group to communicate this strategy clearly and consistently to institutional investors, family offices, brokers, analysts, retail investors and the broader capital markets community.”

For more information on Globaltech, please visit globaltechcorporation.com.

About MZ Group

MZ North America is the U.S. division of MZ Group, a global investor relations and corporate communications firm serving public and private companies. MZ provides customized investor relations programs, strategic communications, investor outreach, public relations, market intelligence, roadshow support, financial media engagement, technology solutions and related capital markets advisory services. MZ works with companies across multiple industries and market capitalizations to help management teams communicate effectively with shareholders, institutional investors, analysts, family offices, brokers, private investors and other key capital markets audiences.

For more information, please visit mzgroup.us.

About Globaltech Corporation

Globaltech Corporation (OTCQB: GLTK) is a publicly traded technology platform company building AI and data companies inside real operating infrastructure. The Company combines revenue-generating operating businesses with AI and data technology platforms across telecommunications, retail commerce, financial technology, enterprise software, e-commerce and sports technology. Through its Center of Excellence, Globaltech seeks to identify, validate and scale technology opportunities using real customer environments, infrastructure, operating workflows and commercialization support.

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For more information, please visit www.globaltechcorporation.com.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: (a) our strategic plans and treasury management initiatives; (b) our need for additional capital, the terms of such capital and the potential dilution to stockholders caused thereby, including through the issuance of additional shares of common stock or upon conversion of outstanding convertible notes; (c) changes in consumer preferences, purchasing behavior, competitive conditions, and industry trends; (d) macroeconomic, geopolitical, and financial market conditions, including inflation, interest rates, tariffs, and consumer spending levels; (e) disruptions to sourcing, manufacturing, supply chain, logistics, labor availability, and the cost or availability of raw materials and finished goods; (f) the Company's ability to successfully manage inventory, respond to changing fashion trends, maintain the strength of its brands, and execute its retail and growth strategies; (g) foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan and the United Kingdom; (h) the international economic environment, geopolitical developments and unexpected global events, including economic downturns in Pakistan, the United Kingdom and globally, changes in inflation and interest rates, tariffs, increased borrowing costs and potential declines in the availability of funding; (i) the greater political, legal and economic risks associated with operating in emerging markets as compared to more developed markets; (j) the unpredictability of our revenue performance, including because a significant majority of our customers have not entered into long-term fixed contracts with us; (k) our ability to compete in highly competitive markets, which we expect to become increasingly competitive, and our ability to expand our customer base and retain existing customers; (l) our ability to keep pace with technological changes and evolving industry standards; (m) cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, leaks or unauthorized processing of confidential information, and the potential loss of customer confidence resulting therefrom; (n) the highly capital-intensive nature of the telecommunications industry and the substantial and ongoing capital expenditures required to operate and grow our business; (o) the terms of our interconnect agreements and our access to third-party-owned infrastructure and networks over which we have no direct control; (p) increases in license fees and our ability to obtain, maintain, renew or replace licenses, which may be suspended or revoked; (q) risks related to our ability to continue conducting our activities in a manner that does not cause us to be deemed an investment company under the Investment Company Act of 1940, as amended; (r) the loss of important intellectual property rights or third-party claims alleging infringement of intellectual property rights; (s) our substantial indebtedness and debt service obligations, which could materially decrease cash flow and adversely affect our business and financial condition; (t) our ability to maintain ownership and control of Worldcall Telecom Limited and 123 Investments Limited, as well as our status as a controlled company; (u) conflicts of interest; (v) our ability to comply with the extensive variety of laws and regulations applicable to our business and the uncertain judicial and regulatory environments in which we operate; (w) the fact that our operating subsidiaries, assets and certain of our officers and directors are located in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; (x) the outcome of legal disputes, claims, investigations and litigation involving regulators, competitors and third parties; (y) risks relating to future divestitures, asset sales, joint ventures and acquisitions; (z) the absence of an active trading market for our common stock and the risk that such a market may not develop or be sustained; (aa) future operating results; (bb) our ability to uplist our common stock to Nasdaq, including the fact that we do not currently meet Nasdaq’s initial listing requirements, may not meet such requirements in the future, may not have our application to list our common stock on Nasdaq be approved on a timely basis, if at all; and (cc) other plans, objectives, expectations and intentions contained in this release that are not historical facts.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Globaltech’s publicly filed reports, including, but not limited to, Globaltech’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, future Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. Globaltech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Globaltech or any person acting on behalf of Globaltech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Globaltech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Globaltech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Globaltech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Globaltech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations Contact

Lucas A. Zimmerman

Managing Director, MZ Group

(262) 357-2918

Company Contact

Dan Green

Chief Executive Officer, Globaltech Corporation

investors@Globaltechcorporation.com

Toll Free: (888) 760-7067

USA: (775) 624-4817

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